UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HOWMET AEROSPACE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HOWMET AEROSPACE INC. C/O CORPORATE SECRETARY’S OFFICE 201 ISABELLA STREET SUITE 200 PITTSBURGH, PA 15212

Your Vote Counts!

HOWMET AEROSPACE INC.

2023 Annual Shareholders Meeting
Date: May 17, 2023
Time: 9:00 A.M. Eastern Time (ET)
Location: www.virtualshareholdermeeting.com/HWM2023
Vote by May 16, 2023 11:59 P.M. ET
For shares held in the Howmet Aerospace Savings Plan, vote
by May 14, 2023 11:59 P.M. ET

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You invested in HOWMET AEROSPACE INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2023.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com, scan the QR barcode below, OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Electronically During Meeting* May 17, 2023 9:00 a.m. Eastern Time

Virtually at: www.virtualshareholdermeeting.com/HWM2023

*	Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see above). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
	1a. James F. Albaugh	For
	1b. Amy E. Alving	For
	1c. Sharon R. Barner	For
	1d. Joseph S. Cantie	For
	1e. Robert F. Leduc	For
	1f. David J. Miller	For
	1g. Jody G. Miller	For
	1h. John C. Plant	For
	1i. Ulrich R. Schmidt	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.	For
3.	Advisory vote to approve executive compensation.	For
4.	Advisory vote on the frequency of the advisory vote on executive compensation.	Year
5.	Shareholder Proposal regarding reducing the threshold to call special meetings.	Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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